UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported):            December 5, 2008

Merrill Lynch & Co., Inc.

(Exact Name of Registrant as Specified in its Charter)

Delaware	1-7182	13-2740599

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

4 World Financial Center, New York, New York	10080

(Address of Principal Executive Offices)	(Zip Code)
Registrant’s telephone number, including area code:           (212) 449-1000

(Former Name or Former Address, if Changed Since Last Report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.
On December 5, 2008, Merrill Lynch & Co., Inc. (“Merrill Lynch”) issued a press release announcing that Merrill Lynch’s stockholders approved the adoption of the Agreement and Plan of Merger, dated as of September 15, 2008, by and between Merrill Lynch and Bank of America Corporation and two other related proposals. The press release is filed as Exhibit 99.1 to this Current Report on Form 8-K, which is incorporated herein by reference in its entirety.
This information furnished under this Item 8.01, including Exhibit 99.1 shall be considered “filed” for purposes of the Securities Exchange Act of 1934, as amended.
Item 9.01 Financial Statements and Exhibits.
     (d) Exhibits.

Exhibit Number
99.1	Press release, dated December 5, 2008, issued by Merrill Lynch & Co., Inc.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MERRILL LYNCH & CO., INC. (Registrant)

By:	/s/ Judith A. Witterschein

Judith A. Witterschein
Vice President and Corporate Secretary
     Date: December 5, 2008

EXHIBIT INDEX

Exhibit Number
99.1	Press release, dated December 5, 2008, issued by Merrill Lynch & Co., Inc.

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